UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(D) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2019
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SUPPORT.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdictionof Incorporation)	000-30901 (Commission File Number)	94-3282005 (I.R.S. Employer Identification No.)

1521 Concord Pike (US 202), Suite 301 Wilmington, DE 19803 (Address of Principal Executive Offices)(Zip Code)

(650) 556-9440 (Registrant’s Telephone Number, Including Area Code) N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SPRT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.                        Termination of a Material Definitive Agreement.

Support.com, Inc. (the “Company”) is a party to that certain Master Services Agreement Call Handling Services (the “Master Agreement”) dated October 1, 2013 with Comcast Cable Communications Management, LLC (“Comcast Cable”). Under the general terms of the Master Agreement, the Company and Comcast Cable also enter into individual agreements, or statements of work, that provide additional terms applicable to individual client programs. The Company and Comcast Cable entered into Statement of Work #6 dated August 22, 2017 (the “Statement of Work #6”) pursuant to which the Company provided Comcast High Speed Internet & Comcast Digital Voice Repair services to Comcast Cable customers. For the three months ended June 30, 2019 and the twelve months ended December 31, 2018, Comcast accounted for 65% and 69% of the Company’s total revenue. The revenue derived from the services provided under the Statement of Work #6 for the three months ended June 30, 2019 and the twelve months ended December 31, 2018 accounted for 8% and 10% of the Company’s total revenue.

On September 6, 2019, the Company received an initial written notice from Comcast Cable notifying the Company of Comcast Cable’s intent to terminate Statement of Work #6, effective on November 21, 2019. Following initial discussions, Comcast Cable and the Company mutually agreed to extend the effective date of the termination of Statement of Work #6 to December 21, 2019. In accordance with the terms of Statement of Work #6, Comcast may terminate Statement of Work #6 for convenience, effective upon sixty (60) days written notice to the Company.

The Master Agreement between the Company and Comcast Cable and all other client programs were not terminated by Comcast Cable and remain active at this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPPORT.COM, INC.

Date: September 16, 2019	/s/ Richard Bloom
Richard Bloom President and Chief Executive Officer